Exhibit 10.18

关于避免同业竞争的承诺函

Letter of Commitment on Avoiding Horizontal Competition

鉴于北京通美晶体技术股份有限公司（以下简称“发行人”）拟申请首次公开发行股票并在科创板上市（以下简称“本次发行上市”），本企业作为发行人的控股股东，现依据相关法律、行政法规和中国证券监督管理委员会的有关规定，就避免与发行人的主营业务产生同业竞争事项作出如下承诺：

In view that Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “the Issuer”) plans to apply for an IPO (initial public offering) and be listed on the Science and Technology Innovation Board (hereinafter referred to as “this Listing”), our enterprise, as the controlling shareholder of the Issuer, hereby undertakes as follows with respect to the matter of avoiding the horizontal competition with the Issuer in its main business according to the relevant laws, administrative regulations and relevant stipulations of China Securities Regulatory Commission:

1、本企业（含本企业控制的除发行人及其控股企业以外的其他企业，下同）目前未以任何形式从事与发行人（含发行人直接或间接控制的企业，下同）主营业务构成竞争关系的业务或活动；发行人的资产完整，其资产、业务、人员、财务及机构均独立于本企业。

1. At present, our enterprise (including other enterprises controlled by our enterprise except the Issuer and its holding enterprises, the same below) has not been engaged in the businesses or activities constituting the competition relationship with the main business of the Issuer (including the enterprises directly or indirectly controlled by the Issuer, the same below) in any form; the Issuer has the complete assets, and its assets, businesses, personnel and finance are independent from our enterprise.

2、自本函出具之日起，本企业不会以任何形式从事与发行人主营业务构成竞争关系的业务或活动，或以任何形式支持除发行人以外的其他企业从事与发行人主营业务构成竞争关系的业务或活动。

2. From the date when this letter is issued, our enterprise will not be engaged in the businesses or activities constituting the competition relationship with the main business of the Issuer in any form or support other enterprises except the Issuer to be engaged in the businesses or activities constituting the competition relationship with the main business of the Issuer in any form.

3、自本函出具之日起，如本企业将来不可避免地从事与发行人构成竞争关系的业务或活动，本企业将主动或在发行人提出异议后，及时转让或终止前述业务或活动，发行人对该等业务享有优先受让权。

3. From the date when this letter is issued, if our enterprise will be inevitably engaged in the businesses or activities constituting the competition relationship with the Issuer in the future, our enterprise will timely transfer or terminate the above-mentioned businesses or activities actively or after the Issuer proposes an objection, and the Issuer shall have the priority to accept the transfer of such businesses.

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Exhibit 10.18

4、上述承诺在本企业作为发行人控股股东期间持续有效。

4. The above commitment shall be effective continuously during the period when our enterprise acts as the Issuer’s controlling shareholder.

（本页以下无正文）

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Exhibit 10.18

（本页无正文，为《关于避免同业竞争的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Avoiding Horizontal Competition)

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

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